SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 27 , 1997


                                U.S. ENERGY CORP.
-------------------------------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter)

        Wyoming                       0-6814                 83-0205516
-----------------------------     ------------------      ----------------------
(State or other                    (Commission             (I.R.S. Employer
jurisdiction of                    File No.)               Identification No.)
incorporation)


Glen L. Larsen Building
877 North 8th West
Riverton, WY                                                     82501
-------------------------------------------------          ---------------------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (307) 856-9271


                                 Not Applicable
--------------------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)




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Item 5  Other Events
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On June 27, 1997, the United Stated  District Court for the District of Colorado
issued an Order and Second Amended Judgment in Civil Action No. 91-B-1153 in which Registrant and its 52% owned subsidiary Crested Corp., ("Crested") a Colorado corporation doing business with Registrant in a joint venture under the designation USECC, are plaintiffs and Nukem Inc., a New York Corporation
("Nukem") and Cycle Resource Investment Corporation, a Delaware corporation ("CRIC") are defendants. The litigation concerns Sheep Mountain Partners ("SMP"), a partnership among the parties involving uranium properties in Wyoming and the marketing of uranium worldwide. The Court's latest Order and Second Amended Judgment entered on June 27, 1997, corrects the Court's March 3, 1997 Order for Entry of Amended Judgment as Final and the Amended Judgment dated March 6, 1997, confirming the Order and Award of the panel of three arbitrators who presided over lengthy proceedings between USECC, and Nukem and its subsidiary CRIC, with respect to SMP uranium operations in Wyoming and Nukem's marketing of uranium worldwide - See Item 3 Legal Proceedings - Sheep Mountain Partners Arbitration/Litigation in Registrant's Form 10K/A for fiscal year ended May 31, 1996 and Registrant's Form 8Ks dated November 1, 1996 and March 6, 1997.

In its June 26, 1997 Order which was included in the June 27, 1997 Second Amended Judgment, the Court directed Nukem to execute whatever documents are appropriate to effectuate an assignment of the PSE&G (of New Jersey) uranium purchase contract with Nukem to SMP. The Court also ordered that the rights to purchase uranium from certain Commonwealth of Independent States ("CIS") republics, the uranium acquired by Nukem pursuant to those rights and the profits therefrom are impressed with a constructive trust in favor of SMP. According to statements made by Nukem's counsel to the Federal Court in support of motions to modify and/or vacate portions of the arbitration panel's Order and Award, the CIS contracts alone could be worth over $205 million. Since USECC owns one half of the SMP partnership, the award of the CIS contracts to SMP and the Court's order impressing the rights to purchase uranium from certain CIS countries, as well as the uranium acquired by Nukem from the exercise of such rights and the profits therefrom, with a constructive trust in favor of SMP could be of a substantial benefit to Registrant and Crested.

In December 1996, Nukem and CRIC filed a Notice of Appeal of the Court's November 1996 Judgment to the Tenth Circuit Court of Appeals. Nukem and CRIC subsequently posted a supersedeas bond of $8,613,600 to stay enforcement of the judgment pending such appeal. The Court's latest Order of March 3, 1997, confirmed the amount of such bond as proper on the basis that the arbitration panel did not value the equitable relief requested.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   U. S. ENERGY CORP.



Dated:  July 11, 1997               By:       s/ Max T. Evans
                                            -----------------------------------
                                            Max T. Evans, Secretary


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